FINANCE LEASE LIABILITY	12 Months Ended
Dec. 31, 2023
Other Liabilities Disclosure [Abstract]
FINANCE LEASE LIABILITY	FINANCE LEASE LIABILITY

(in thousands of $)	2023	2022
Finance lease liability, current portion	419,341	53,655
Finance lease liability, long-term portion	—	419,341
	419,341	472,996

In 2018, the Company acquired four 14,000 TEU container vessels and three 10,600 TEU container vessels, which were subsequently refinanced with an Asian based financial institution by entering into separate sale and leaseback financing arrangements. The vessels are leased back for terms ranging from six to 11 years, with options to purchase the vessel after six years. Due to the terms of the sale and leaseback arrangements, each option is expected to be exercised on the sixth anniversary. These sale and leaseback transactions were accounted for as vessels under finance leases. (Refer to Note 15: Vessels under Finance Lease, Net).

The Company's future minimum lease liability under the non-cancellable finance leases are as follows:

Year ending December 31,	(in thousands of $)
2024	433,866
Thereafter	—
Total finance lease liability	433,866
Less: imputed interest payable	(14,525)
Present value of finance lease liability	419,341
Less: current portion	(419,341)
Finance lease liability, long-term portion	—

Interest incurred on the finance lease liability in the year ended December 31, 2023 was $21.1 million (December 31, 2022: $23.5 million; December 31, 2021: $25.8 million).

All of the finance lease liabilities outstanding above are coming due within one year of this report as each option is expected to be exercised on the sixth anniversary during 2024. The Company has initiated discussions and negotiations with financial institutions regarding the refinancing with facilities under similar terms or structures. Given the Company's extensive history and successful track record in obtaining financing and refinancing, the Company believes that it will be able to secure the required refinancing prior to maturity.